SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




               Date of report (date of earliest event reported):
                                   May 7, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


Delaware                        0-25400             75-2421746
---------                       ---------           -----------
(State or other                 (Commission      (I.R.S. Employer
jurisdiction of                 File Number)     Identification No.)
incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On May 7, 2003, Daisytek, Incorporated, Arlington Industries, Inc., B.A. Pargh Company, Daisytek Latin America, Inc., Digital Storage, Inc., The Tape Company, TapeBargains.com, Inc. and Virtual Demand, Inc. (collectively, the "Debtors"), all of which are direct or indirect subsidiaries of Daisytek International Corporation, each filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, with proposed joint administration under Case No. 03-34762-HDH-11. The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to the Bankruptcy Code. Neither Daisytek International Corporation nor any of its foreign subsidiaries in Canada, Mexico, Australia, Argentina or Europe were included in the filing.

     On May 7, 2003, the Company issued a news release relating to the foregoing. A copy of the news release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               99.1     Press Release dated May 7, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       DAISYTEK INTERNATIONAL CORPORATION


                              By:   /s/    DALE A. BOOTH
                                    -----------------------------------
                                   Dale A. Booth
                                   Interim President and Chief Executive Officer

Dated:  May 8, 2003


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                                Index to Exhibits


         Exhibit
         Number            Description


         99.1                       Press Release dated May 7, 2003.